iShares®

iShares Trust

Supplement dated October 31, 2017

to the Summary Prospectus (the “Summary Prospectus”),

Prospectus (the “Prospectus”), and

Statement of Additional Information (the “SAI”),

each dated August 1, 2017,

for the iShares Nasdaq Biotechnology ETF (IBB)

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for the Fund at the ratio indicated below for shareholders of record as of the close of business on November 28, 2017, effective after the close of trading on November 30, 2017:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Nasdaq Biotechnology ETF	IBB	3 for 1

Shares of the Fund will begin trading on a split-adjusted basis on December 1, 2017.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBB-103117

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